COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 2 OF THE 1998 PLAN RESTATEMENT

         Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, and as further amended by Amendment No. 1, as permitted under Section 14.1 of the Plan, as follows:

1. Section 1.14, entitled "Eligible Employee", is amended effective January 1, 1999 by changing subsection (a) to read as follows:

         "        (a)      IN GENERAL.  "Eligible Employee" means  any  Employee
         who is employed by an Employer and who is regularly employed at a facility located within the United States of America.

                           (1) EMPLOYEES TEMPORARILY TRANSFERRED ABROAD. An Eligible Employee who is transferred to a facility outside the United States on a temporary basis (for less than five years) shall continue to be an Eligible Employee during such period, provided that the Employee remains on the payroll of an Employer."

2. New Section 1.19A, entitled "Hour of Service", is added to the Plan effective January 1, 1998 to read as follows:

         1.19A    "HOUR OF SERVICE" means:

                  (a) PERIOD WHEN DUTIES ARE PERFORMED. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate during the applicable computation period;

                  (b) PERIOD WHEN NO DUTIES ARE PERFORMED. Each hour for which an Employee is paid or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) lay-off, jury duty, military duty or leave of absence. For purposes of this Section 1.19A, a payment shall be deemed made or due from the Employer or an Affiliate regardless of whether such payment is made by or due from the Employer or Affiliate directly, or indirectly through, among others, a trust, fund or insurer, to which the Employer or Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Notwithstanding the foregoing:


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                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 2 of Amendment No. 2 of 1998 Plan Restatement




                           (1) No more  than  501  Hours  of  Service  shall  be
                  credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single year);

                           (2) An hour for  which an  Employee  is  directly  or
                  indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                           (3) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                           (4) No Hours of  Service  shall  be  awarded  for any
                  period with respect to which severance benefits are paid.

                  (c) PERIOD FOR WHICH BACK PAY IS AWARDED. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate. The same Hours of Service shall not be credited under Section 1.19A(a) or Section 1.19A(b) as the case may be and this Section 1.19A(c). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in
         Section 1.19A(b) shall be subject to the limitations set forth in that section.

                  (d) EQUIVALENCY FOR REGULAR FULL-TIME EMPLOYEE. An Employee who is not a regular full-time Employee as defined in the next sentence shall be credited with his actual Hours of Service, determined in accordance with the foregoing subsections of this Section 1.19A. Notwithstanding his actual Hours of Service, a regular full-time employee (an employee whose employment is on a permanent rather than temporary basis and who is expected to work a full regular work week of 40 hours and to have at least 2000 actual Hours of Service in a Plan
         Year) shall be credited with 45 Hours of Service for each week in which he has at least one actual Hour of Service. During the period of an Authorized Absence for which he is not directly or indirectly paid or

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 3 of Amendment No. 2 of 1998 Plan Restatement



         entitled to payment, a regular full-time employee shall be credited with eight Hours of Service per day but not more than 40 Hours of Service per week, for each day that he would have been scheduled to perform duties had he not been on Authorized Absence, provided that no Hours of Service will be credited under this sentence for a 12-month computation period in which the Employee has already been credited with more than 500 Hours of Service, nor shall more than 501 Hours of Service be credited under this sentence for any 12-month computation period.

                  (e) APPLICATION OF LAW AND REGULATIONS. Hours of Service shall be credited in accordance with applicable law and regulations, including Department of Labor Regulations ss.2530.200b-2(b) and ss.2530.200b-2(c) which are incorporated herein by this reference, and such law and regulations shall govern over any inconsistent provision in the Plan.

3. Section 3.2, entitled "Matching Contributions", is amended effective January 1, 1998 by amending subsection (a) to read as follows:

         "        (a) CONTRIBUTION  REQUIRED.  The Employer of each  Employee on whose behalf a Salary Reduction Contribution was made during the Plan Year shall contribute to the Plan on behalf of such Employee a Matching Contribution in an amount determined under Section 3.2(b) provided that such Employee [1] is an Employee on the last day of a Plan Year, or [2] retired during the Plan Year after having attained age 65, or after having attained age 55 and having completed 5 Years of Vesting Service."

4.       Schedule A is amended effective September 1, 1999 to read as follows:

                                   "SCHEDULE A

                 PARTICIPATING EMPLOYERS AND ELIGIBLE EMPLOYEES

              Reflecting Amendment of the Plan through June 1, 2000

1.       COLUMBUS MCKINNON CORPORATION (APRIL 1, 1987)

         Columbus McKinnon Corporation established the Plan as a profit sharing plan covering certain salaried employees effective April 1, 1987. The Plan was restated as an ESOP effective November 1, 1988. The Plan was restated effective April 1, 1989 and at that time covered nonunion salaried employees, office employees and nonunion factory employees at

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 4 of Amendment No. 2 of 1998 Plan Restatement



         Columbus McKinnon Corporation's Tonawanda facility. The Plan was amended effective October 1, 1994 to extend coverage to all other nonunion hourly employees of Columbus McKinnon Corporation. The Plan was amended effective February 24, 1995 to exclude salaried employees of the Positech and Durbin Durco Divisions of Columbus McKinnon Corporation. The Plan was amended effective April 1, 1998 to extend coverage to all nonunion employees of Columbus McKinnon Corporation who satisfy the definition of "Eligible Employee".

         Employees  of  Columbus  McKinnon   Corporation  who  may  be  Eligible
         Employees include all nonunion Employees.

2.       LIFT-TECH INTERNATIONAL, INC. (APRIL 1, 1996)
         Columbus McKinnon Corporation acquired Lift-tech International, Inc. (Lift- Tech) on November 1, 1995 and merged Lift-Tech into Columbus McKinnon Corporation on March 1, 1997. Nonunion employees of Lift-Tech who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1996 in accordance with Section 2.1 of the Plan. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Lift-Tech International, Inc. and its affiliates prior to November 1, 1995.

3.       YALE INDUSTRIAL PRODUCTS, INC. (APRIL 1, 1998)
         Columbus McKinnon Corporation acquired Spreckels Industries, Inc. and its subsidiaries on January 3, 1997. Effective March 31, 1997,
         Spreckels was merged into its subsidiary, Duff-Norton Company, Inc., and the subsidiary was renamed "Yale Industrial Products, Inc.". Nonunion employees of Yale Industrial Products, Inc. who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after April 1, 1998 in accordance with Section 2.1 of the Plan.

         Employees  of  Yale  Industrial  Products,  Inc.  who  may be  Eligible
         Employees include all nonunion Employees. Such Employees are granted Years of Vesting Service under the Plan for service with Duff-Norton Company, Inc. and its affiliates prior to January 3, 1997.

4.       ABELL-HOWE CRANE, INC. (SEPTEMBER 1, 1998)
         Columbus McKinnon Corporation acquired the assets of Abell-Howe Company on August 21, 1998 by means of a wholly-owned subsidiary subsequently renamed "Abell-Howe Crane, Inc." Nonunion employees of Abell-Howe

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 5 of Amendment No. 2 of 1998 Plan Restatement

         Crane, Inc. who meet the age and service requirements under the Plan and satisfy the definition of "Eligible Employee" are eligible to enter the Plan on or after September 1, 1998 in accordance with Schedule C of the Plan.

         Employees of Abell-Howe Crane, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Years of Vesting Service under the Plan for service with Abell-Howe Company and its affiliates prior to September 1, 1998.

5.       AUTOMATIC SYSTEMS, INC.  (JUNE 1, 2000)
         Columbus McKinnon Corporation acquired LICO, Inc. and its subsidiaries, including Automatic Systems, Inc., on March 31, 1998. Persons employed as nonunion Employees by Automatic Systems, Inc. on December 31, 1998 became eligible to become active participants in the Columbus McKinnon Corporation Retirement and Savings Plan- Nonunion Portion (the "Retirement and Savings Plan") on or after January 1, 1999. The Retirement and Savings Plan will be merged into the Plan effective June 1, 2000. Accordingly, Automatic Systems, Inc. will become an Employer under the Plan on June 1, 2000.

         Employees of Automatic Systems, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Years of Vesting Service under the Plan for service with Automatic Systems, Inc. and its affiliates prior to March 31, 1998.

6.       WASHINGTON EQUIPMENT COMPANY  (JANUARY 1, 2000)
         Columbus McKinnon Corporation acquired Washington Equipment Company on April 29, 1999. Persons employed as nonunion Employees by Washington Equipment Company on October 1, 1999, became eligible to become active participants in the Columbus McKinnon Corporation Retirement and Savings Plan- Nonunion Portion (the "Retirement and savings Plan") on or after October 1, 1999. The Retirement and Savings Plan will be merged into the Plan effective June 1, 2000. Accordingly, Washington Equipment Company will become an Employer under the Plan on June 1, 2000.

         Employees of Washington Equipment Company who may be Eligible Employees include nonunion Employees. Such Employees are granted Years of Vesting Service under the Plan for service with Washington Equipment Company and its affiliates prior to April 29, 1999.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 6 of Amendment No. 2 of 1998 Plan Restatement

7.       GAFFEY, INC.  (JANUARY 1, 2000)
         Gaffey, Inc. was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into Columbus McKinnon Corporation on March 1, 1999 with the result that Gaffey, Inc. became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees by Gaffey, Inc. on January 1, 2000 became eligible to become active participants in the Columbus McKinnon Corporation Retirement and Savings Plan- Nonunion Portion (the "Retirement and savings Plan") on or after January 1, 2000. The Retirement and Savings Plan will be merged into the Plan effective June 1, 2000. Accordingly, Gaffey, Inc. will become an Employer under the Plan on June 1, 2000.

         Employees of Gaffey, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Years of Vesting Service under the Plan for service with Gaffey, Inc. and its affiliates prior to March 1, 1999.

8.       HANDLING SYSTEMS AND CONVEYORS, INC.  (JANUARY 1, 2000)
         Handling Systems and Conveyors, Inc. (HSC) was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into Columbus McKinnon Corporation on March 1, 1999 with the result that HSC became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees by HSC on January 1, 2000 became eligible to become active participants in the Columbus McKinnon Corporation Retirement and Savings Plan- Nonunion Portion (the "Retirement and savings Plan") on or after January 1, 2000. The Retirement and Savings Plan will be merged into the Plan effective June 1, 2000. Accordingly, HSC will become an Employer under the Plan on June 1, 2000.

         Employees of HSC who may be Eligible Employees- All nonunion employees. Such employees are granted Years of Vesting Service under the Plan for service with HSC and its affiliates prior to March 1, 1999."

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 7 of Amendment No. 2 of 1998 Plan Restatement



5. Schedule B added to the Plan by Amendment No. 1 is retitled "Schedule C", and a new Schedule B, entitled "Annuity Rules", is attached to and made a part of the Plan effective June 1, 2000, and shall read as follows:

                                   "SCHEDULE B

                                  ANNUITY RULES

SB.1 DEFINITIONS AND REFERENCES. References to Sections that begin with "SB" are to Sections of this Schedule B; otherwise references to Sections or Articles are to the Plan document exclusive of this Schedule. Capitalized terms used in this Schedule B shall have the meaning provided in the Plan document unless a different meaning is expressly given in this Schedule B. For purposes of this Schedule B, the following terms shall have following meanings:

         (a) "ANNUITY STARTING DATE" means the first day of the first period for which an amount is payable as an annuity or, in the case of a an amount not payable as an annuity, the day on which the amount is paid.

         (b) "NUMBERED SCHEDULE" means any one of the numbered Schedules attached to the Plan and made a part thereof, such as Schedule 1, which concern the merger of other qualified plans into the Plan.

         (c) "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity that provides equal monthly payments during the life of the Participant and, if the Participant is survived by his spouse, provides equal monthly payments during the life of the spouse (after the death of the Participant) which is equal to 50% of the monthly payment provided during the life of the Participant.

         (d) "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means an annuity that provides equal monthly payments during the life of the Participant's surviving spouse and no payment after the death of the spouse.

         (e) "STRAIGHT LIFE ANNUITY" means an annuity that provides equal monthly payments during the life of the Participant and no payment after the death of the Participant.

         (f) "TRANSFERRED PLAN ACCOUNT" means that portion of a Participant's Account balance, if any, attributable to an amount transferred into the Plan from another qualified plan on behalf of the Participant in accordance with the provisions of one of the Numbered Schedules.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 8 of Amendment No. 2 of 1998 Plan Restatement


SB.2 APPLICATION OF ANNUITY RULES. This Schedule B may apply to any Participant who has a Transferred Plan Account that is subject to the annuity rules of Code Section 401(a)(11) and 417. The actual application of this Schedule B to a specific distribution to or for a specific Participant shall be governed by the provisions of the Numbered Schedule that governs the Participant's Transferred Plan Account.

SB.3     DISTRIBUTIONS FROM TRANSFERRED PLAN ACCOUNTS.

         (a) IN GENERAL. Notwithstanding any contrary provision in the Plan, any distribution from a Participant's Transferred Plan Account that is subject to this Schedule B shall be paid in the applicable normal form of distribution described in Section SB.3(b) unless the Participant makes an election of an optional form of distribution described in the applicable Numbered Schedule and such election is in effect on the Annuity Starting Date. An election of an optional form of distribution must comply with the election procedures set forth in Section SB.3(c) and shall be subject to the spousal consent requirement set forth in Section SB.3(d).

         (b)      NORMAL FORM OF DISTRIBUTION.   The  following  are  the normal
forms of distribution:

                  (1) MARRIED PARTICIPANTS. If the Participant is married on the Annuity Starting Date, his normal form of distribution shall be a Qualified Joint and Survivor Annuity purchased from an insurance company licensed to do business in New York for an amount equal to the portion of the Participant's Transferred Plan Account that is to be distributed.

                  (2) UNMARRIED PARTICIPANTS. If the Participant is not married on the Annuity Starting Date, his normal form of distribution shall be a Straight Life Annuity purchased from an insurance company licensed to do business in New York for an amount equal to the portion of the Participant's Transferred Plan Account that is to be distributed.

         (c)      ELECTION PROCEDURES.   An  election  of  an  optional  form of
distribution shall comply with the following election procedures:

                  (1) NOTICE OF RIGHT TO MAKE ELECTION. The Thrift Plan Committee shall give a Participant notice of his right to waive the normal form of distribution and elect an optional form of distribution at least 30 but not more than 90 days before the Annuity Starting Date.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                              Page 9 of Amendment No. 2 of 1998 Plan Restatement



                  (2) CONTENTS OF NOTICE. The notice referred to in Section SB.3(c)(1) shall be in writing and shall:

                           (A) explain the terms and conditions of the normal form of distribution and each optional form of distribution;

                           (B) include an estimate of the relative value of the normal form and each optional form;

                           (C) describe the Participant's right to make, and the effect of, an election under this Section SB.3(c);

                           (D) describe the requirement that the Participant's spouse consent to the election in accordance with Section SB.3(d); and

                           (E) describe the Participant's right to make, and the effect of, a revocation of his election.

                  (3) MANNER OF ELECTION. An election under this Section SB.3(c) shall be made on a form prescribed for that purpose by the Thrift Plan Committee, executed by the Participant, and submitted to the Thrift Plan Committee during the 90 day period ending on the Annuity Starting Date, but not submitted before the Participant has been given the notice described in Section SB.3(c)(1). The election shall specify the optional form of distribution and the Beneficiary, if any, designated by the Participant and such other information as the Thrift Plan Committee may require.

                  (4) REVOCATION OF AN ELECTION. An election may be revoked in writing, executed by the Participant, and submitted to the Thrift Plan Committee on or before the Annuity Starting Date. A revocation shall have the effect of reinstating the normal form of distribution. However, the Participant may make a new election in accordance with this Section SB.3(c).

         (d) SPOUSAL CONSENT REQUIREMENT. An election of an optional form of distribution under Section SB.3(c) shall not be valid in the case of a Participant who is married on his Annuity Starting Date unless his spouse consents to the election in accordance with the procedures set forth in this Section SB.3(d).

                  (1) FORM OF CONSENT. A spouse's consent shall: [1] be made in writing on a form prescribed by the Thrift Plan Committee, [2] specify the optional form of distribution, [3] specify the Beneficiary, if any, designated by the Participant, [4] acknowledge the effect of

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 10 of Amendment No. 2 of 1998 Plan Restatement



         the election, and [5] be witnessed by a Plan representative or notary public.

                  (2) EFFECT OF CONSENT. A spouse's consent shall be irrevocable but shall apply only with respect to the spouse who gave the consent and shall apply only with respect to the specific optional form of distribution and the specific Beneficiary described in the consent.

                  (3) WHEN SPOUSAL CONSENT IS UNNECESSARY. No consent shall be required under this Section SB.3(d) if it is established to the satisfaction of the Thrift Plan Committee that there is no spouse or that the spouse cannot be located, or because of such other circumstances as may be prescribed in Treasury Regulations. No consent shall be required in order for the Participant to revoke an election.

SB.4     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

         (a) SPOUSE'S RIGHT TO SURVIVOR ANNUITY. Notwithstanding any contrary provision in the Plan, if a married Participant dies before his Annuity Starting Date and his Transferred Plan Account is subject to the Qualified Preretirement Survivor Annuity provisions of this Section SB.4, his spouse shall receive a Qualified Preretirement Survivor Annuity purchased from an insurance company licensed to do business in New York for an amount equal to his Transferred Plan Account balance, and the Participant's Account balance distributable to other Beneficiaries shall be correspondingly reduced, unless the Participant has waived such an annuity in accordance with Section SB.4(c) and his spouse has consented to the waiver in accordance with Section SB.4(d).

         (b) MEANING OF "SPOUSE." For purposes of this Section SB.4, an individual shall not be treated as the Participant's spouse unless such individual has been married to the Participant for at least one year on the date of the Participant's death.

         (c) WAIVER OF ANNUITY. A Participant may waive payment of his Transferred Plan Account balance in the form of a Qualified Preretirement Survivor Annuity. The waiver must comply with the following procedures:

                  (1)      NOTICE OF RIGHT TO  WAIVE ANNUITY.   The  Thrift Plan
         Committee shall give a Participant notice within the applicable period of his right to waive the annuity.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 11 of Amendment No. 2 of 1998 Plan Restatement



                           (A) Except as provided in Section SB.4(c)(1)(B),  the
                  "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                                    (i)   The period beginning on the  first day
                           of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35; or

                                    (ii)  The  one  year  period  ending  on the
                           first anniversary of the date on which the individual became a Participant.

                           (B) In the case of a Participant  who separates  from
                  service before attaining age 35, the "applicable period" means the period beginning one year before the separation from service and ending one year after the separation from service. If the Participant returns to service, the Plan must comply with Section SB.4(c)(1)(A).

                  (2) CONTENTS OF NOTICE. The notice referred to in Section SB.4(c)(1) shall be in writing and shall:

                           (A) include a general description of the eligibility conditions and other material features of the Qualified Preretirement Survivor Annuity and the optional forms of distribution in the event of the Participant's death before distribution of his Transferred Plan Account;

                           (B) describe the Participant's right to make, and the effect of, a waiver under this Section SB.4(c);

                           (C)      describe    the    requirement    that   the
                  Participant's spouse consent to the waiver in accordance with Section SB.4(d); and

                           (D) describe the Participant's right to make, and the effect of, a revocation of his waiver.

                  (3)      MANNER OF WAIVER.    A  waiver  under  this   Section

         SB.4(c) shall be made on a prescribed form filed with the Thrift Plan Committee at any time beginning on the first day of the Plan year in which the Participant attains age 35 and ending on the date of his death. The waiver shall specify the nonspouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) designated by the Participant, but need not specify any optional form for of

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 12 of Amendment No. 2 of 1998 Plan Restatement


         benefit, and such other information as the Thrift Plan Committee may require.

                  (4) REVOCATION OF A WAIVER. A waiver may be revoked in writing, executed by the Participant, and submitted to the Thrift Plan Committee before the Participant's death. A revocation shall have the effect of reinstating the Qualified Preretirement Survivor Annuity. However, the Participant may make a new waiver in accordance with this Section SB.4(c).

         (e) SPOUSAL CONSENT REQUIREMENT. The waiver of a Qualified Preretirement Survivor Annuity shall not be valid as respects the spouse married to the Participant on the date of the Participant's death unless such spouse has consented to the waiver in accordance with the procedures set forth in this Section SB.4(d).

                  (1)      FORM OF CONSENT.   A spouse's consent  shall:  [1] be
         made in writing on a form prescribed by the Thrift Plan Committee, [2] specify the Beneficiary(ies) designated by the Participant, [3] acknowledge the effect of the election, and [4] be witnessed by a Plan representative or notary public. Alternatively, a spouse's consent may be a general consent that permits the Participant to change the designated Beneficiary without further consent of the spouse. In order to be valid, a general consent must acknowledge that the spouse has the right to limit consent to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                  (2) EFFECT OF CONSENT. A spouse's consent shall be irrevocable but shall apply only with respect to the spouse who gave the consent and shall apply only with respect to the specific Beneficiary described in the consent (unless the consent is a general consent as described in Section SB.4(d)(1)).

                  (3) WHEN SPOUSAL CONSENT IS UNNECESSARY. No consent shall be required under this Section SB.4(d) if it is established to the satisfaction of the Thrift Plan Committee that there is no spouse, that the spouse cannot be located, that the Participant and spouse are legally separated and the Participant has a court order to such effect (unless there is a QDRO that provides otherwise), or because of such other circumstances as may be prescribed in Treasury Regulations. No consent shall be required in order for the Participant to revoke an election."

6.       Schedule  B  added  to  the  Plan  by   Amendment  No.  1  is  retitled
         "Schedule C", and is amended effective September 1, 1998 to read as follows:

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 13 of Amendment No. 2 of 1998 Plan Restatement




                                   "SCHEDULE C

                      SPECIAL RULES FOR ACQUIRED EMPLOYEES

SC.1 EMPLOYEES OF ABELL-HOWE CRANE, INC. Each Employee who is an Employee of Abell-Howe Crane, Inc. on September 1, 1998 and who was a nonunion employee of Abell-Howe Company when the assets of that entity were acquired by Abell-Howe crane, Inc.(a subsidiary of the Corporation) in August 1998--

         (a) SPECIAL PARTICIPATION RULE-- shall be eligible to become a Participant in the Plan on September 1, 1998 or, if later, on the first day of the month coinciding with or next following the expiration of 90 calendar days since the first day on which the Employee was entitled to payment for the performance of duties by Abell-Howe Company, and

         (b) SPECIAL VESTING RULE-- shall be credited with Years of Vesting Service calculated on the assumption that Hours of Service earned as an employee of Abell- Howe Company before September 1, 1998 were Hours of Service earned as an Employee of the Corporation."

7. New Schedule 2, entitled Merger into the Plan of the Columbus McKinnon Corporation Savings and Retirement Plan- Nonunion Portion, is added to the Plan effective June 1, 2000, to read as follows:

                COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN

                                   SCHEDULE 2

                           MERGER INTO THE PLAN OF THE

                          COLUMBUS MCKINNON CORPORATION
                  SAVINGS AND RETIREMENT PLAN- NONUNION PORTION

S2.1 DEFINITIONS AND REFERENCES. References to Sections that begin with "S2" are to Sections of this Schedule 2; otherwise references to Sections or Articles are to the Plan document exclusive of this Schedule 2. Capitalized terms used in this Schedule 2 shall have the meaning provided in the Plan document unless a different meaning is expressly given in this Schedule 2. The following terms shall have the following meanings in this Schedule 2:

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 14 of Amendment No. 2 of 1998 Plan Restatement


         (a) "MERGER DATE" means the date on which the Savings and Retirement Plan is merged into the Plan as determined under this Schedule 2.

         (b) "SAVINGS AND RETIREMENT PLAN" means the Columbus McKinnon Corporation Savings and Retirement Plan-- Nonunion Portion. The Savings and Retirement Plan was originally adopted effective October 1, 1987 as the "Lift-Tech International, Inc. Savings and Retirement Plan" by execution of an individually designed plan. The Savings and Retirement Plan was amended from time to time thereafter and was most recently amended and restated effective January 1, 1999 by execution of two individually designed plan documents on that date-- one document covering collective bargaining employees and referred to as the "Union Employees Plan Document" and one document covering nonunion employees and referred to as the "Non-Union Employees Plan Document" which is the document referred to in this Schedule 2 as the "Savings and Retirement Plan". Contributions under the Savings and Retirement Plan Plan were discontinued effective June 1, 2000.

         (c) "SAVINGS AND RETIREMENT PLAN ACCOUNT" means a participant's account balance under the Savings and Retirement Plan which is transferred to the Plan as a result of the merger of the Savings and Retirement Plan into the Plan and all income and loss attributable to such account balance after the merger.

         (d)      "SAVINGS AND RETIREMENT PLAN PARTICIPANT"   means a person who
has a Savings and Retirement Plan Account, regardless of whether such person is otherwise a participant in a qualified plan maintained by an Employer.

S2.2     PURPOSE AND EFFECT OF THIS SCHEDULE 2.

         (a) PURPOSE. The purpose of this Schedule 2 is to provide for the merger of the Savings and Retirement Plan into the Plan and to provide special rules governing protected distribution options and other matters relating to persons who participated in the Savings and Retirement Plan.

         (b) EFFECT. The provisions of this Schedule 2 shall govern over any inconsistent provision of the Plan document exclusive of this Schedule 2. Except as specifically provided in this Schedule 2, Savings and Retirement Plan participants shall be subject to all of the provisions of the Plan document with respect to their Savings and Retirement Plan Accounts (as hereinafter defined).

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 15 of Amendment No. 2 of 1998 Plan Restatement



S2.3 PARTICIPATION IN PLAN BY SAVINGS AND RETIREMENT PLAN PARTICIPANTS. Employees who are active participants in the Savings and Retirement Plan on May 31, 2000, and who would be Eligible Employees if the company employing them became an Employer under the Plan, shall be eligible to participate in the Plan effective June 1, 2000. Such Employees shall be granted Years of Vesting Service for service prior to June 1, 2000 to the extent provided in Schedule A or as otherwise required by Section 414(a) of the Code.

S2.4     MERGER OF THE SAVINGS AND RETIREMENT PLAN INTO THE PLAN.   Effective as
of June 1, 2000 (the "Merger Date"), the Savings and Retirement Plan shall be merged into and become part of the Plan. As of the Merger Date:

         (a) the assets of the Savings and Retirement Plan shall be transferred to and held by the Trustee as assets of the Plan; and

         (b) the account balances of participants under the Savings and Retirement Plan shall be converted to Account balances under the Plan subject to the special rules of this Schedule 2.

S2.5     SPECIAL RULES APPLICABLE TO SAVINGS AND RETIREMENT PLAN PARTICIPANTS.

         (a)       ESTABLISHMENT OF SAVINGS AND RETIREMENT PLAN ACCOUNTS.

                  (1) ESTABLISHMENT OF ACCOUNTS. Effective as of the Merger Date, the Thrift Plan Committee shall establish and maintain for each Participant, who had an account balance under the Savings and Retirement Plan, a separate Account under the Plan designated his "Savings and Retirement Plan Account", to which shall be credited his account balance under the Savings and Retirement Plan and all future the earnings thereon.

                  (2)      SUBACCOUNTS.     Each   Participant's   Savings   and
         Retirement Plan Account shall be further divided into the following subaccounts (as applicable):

                           (A) The portion of the Account attributable to salary reduction contributions and earnings thereon shall constitute his "Savings and Retirement Plan Salary Reduction Subaccount." A Participant's Savings and Retirement Plan Salary Reduction Subaccount shall be fully vested and shall available for borrowing by the Participant in the same manner as his Salary Reduction Contribution Account, as provided under Section 10.4 of the Plan.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 16 of Amendment No. 2 of 1998 Plan Restatement



                           (B) The portion of the Account attributable to matching contributions shall constitute his "Savings and Retirement Plan Matching Contribution Subaccount." A Participant's Savings and Retirement Plan Matching Contribution Subaccount shall be subject to the same vesting and forfeiture rules as apply to his Matching Contribution Account under Sections 3.2 and 8.5 of the Plan.

                           (C) The portion of the Account attributable to rollover contributions shall constitute his "Savings and Retirement Plan Rollover Subaccount" and shall be fully vested.

         (b)      REINVESTMENT OF EXISTING INVESTMENTS.

                  (1)      IN GENERAL.  A  Participant's  investments  under the

         Savings and Retirement Plan as of the Merger Date shall be liquidated and the proceeds therefrom reinvested in Investment Funds available under the Plan as the Participant shall elect in accordance with the election procedures under the Plan. Each subaccount of a Participant's Savings and Retirement Plan Account shall be invested in the same portions in the same Investment Funds. The liquidation and reinvestment shall be done as soon as practicable as determined the Thrift Plan Committee giving due regard to the avoidance of unnecessary fees and expenses.

                  (2) DEFAULT ELECTION. If a Participant fails to make a timely investment election under Section S2.5(b)(1), his Savings and Retirement Plan Account shall be invested as provided under Section 7.4 of the Plan.

         (c)      PROTECTED DISTRIBUTION OPTIONS

                  (1) SAVINGS AND RETIREMENT PLAN OPTIONS. A Participant who is eligible for distribution of his Accounts pursuant to Article VIII, may elect, in addition to any distribution option available under
         Article XI of the Plan, the following Retirement and Savings Plan distribution options:

                           (A) Option 1 -- INSTALLMENTS. Distribution of the Participant's Accounts will be made in approximately equal monthly or annual installments over a period certain that does not exceed the life expectancy of the Participant, or the combined life expectancy of the Participant and his designated Beneficiary (where the life expectancy is determined at the commencement of distributions and is not redetermined thereafter).  The  Participant must elect whether installments

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 17 of Amendment No. 2 of 1998 Plan Restatement


                  will be monthly or annual, and must elect the period certain over which installments are paid.

                           (B)  Option 2 -- STRAIGHT LIFE ANNUITY.   A  Straight
                  Life Annuity


                           (C) Option 3 -- SINGLE LIFE ANNUITY WITH A GUARANTEED MINIMUM NUMBER OF PAYMENTS. A modified single life annuity payable in equal monthly payments during the Participant's life with the provision that, if the Participant does not live to receive a guaranteed number of monthly payments, the balance of such payments shall be made to the Beneficiary designated by him or, if the Beneficiary predeceases him, to his estate. The Participant must specify the guaranteed number of monthly payments and that number may not exceed the number of months in the Participant's life expectancy.

                           (D) Option 4 -- SINGLE LIFE ANNUITY WITH  INSTALLMENT
                  REFUND. A modified single life annuity payable in equal monthly payments during the Participant's life with the provision that, if the Participant dies after the Annuity Starting Date and before monthly payments to him total the annuity premium, then monthly payments will continue to the Beneficiary designated by the Participant until the total of monthly payments made equal the annuity premium.

                           (E)  Option  5 -- JOINT  AND  SURVIVOR  ANNUITY  WITH
                  INSTALLMENT REFUND. A modified joint and survivor annuity payable in equal monthly payments during the Participant's life, with a survivor annuity payable in equal monthly payments after the Participant's death to the contingent annuitant designated by the Participant during the contingent annuitant's lifetime, with the provision that, if the Participant and the contingent annuitant die after the Annuity Starting Date and before monthly payments to them total the annuity premium, then monthly payments will continue to a Beneficiary designated by the Participant until the total of monthly payments made equal the annuity premium. The monthly payments to the Beneficiary shall be in the same amount as the last monthly payment made before payment to the Beneficiary is due. The Participant may elect to have the payments to the contingent annuitant equal to 50%, 66-2/3% or 100% of the monthly payments made to the Participant.

                  (2) RULES APPLICABLE TO SAVINGS AND RETIREMENT PLAN OPTIONS. The following rules apply with respect to Savings and Retirement Plan Options, in addition to all other rules under the Plan

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 18 of Amendment No. 2 of 1998 Plan Restatement

         that are not inconsistent with this Section S2.5(c)(2):

                           (A) Any Savings and Retirement Plan Option elected under Section S2.5(c)(1) shall apply with respect to the Participant's entire Savings and Retirement Plan Account.

                           (B) If the Participant elects a life annuity form of Savings and Retirement Plan Option (Options 2, 3, 4 or 5), the Participant's Savings and Retirement Plan Account shall thereafter be subject to the annuity rules of Section S2.6.

                           (C) Any Savings and Retirement Plan life annuity option shall be provided in the form of a non-transferable annuity purchased by the Plan from an insurance company licensed to conduct business in New York, selected by the Benefits Administrative Board, with the balance of the Participant's Savings and Retirement Plan Account.

         (d) BENEFICIARY DESIGNATIONS. Death beneficiary designations filed with respect to the Plan shall apply to all of the Participant's Accounts (including his Savings and Retirement Plan Account) until a new designation is filed with the Thrift Plan Committee pursuant to Section 8.3, but shall be subject to the spousal consent requirements of Section 8.3(b).

S2.6     ANNUITY RULES.

         (a) PARTICIPANTS SUBJECT TO THE RULES. This Section S2.6 shall be applicable with respect to any distribution from a Participant's Savings and Retirement Plan Account if the Participant's entire Account balance (including all Accounts under the Plan) exceeds $5,000. Notwithstanding the foregoing, this Section shall be applicable ONLY IF the Participant elects or has previously elected a life annuity form of distribution from his Savings and Retirement Plan Account.

         (b) APPLICATION OF JOINT AND SURVIVOR ANNUITY RULES. If this Section S2.6 is applicable, any distribution of a Participant's Savings and Retirement Plan Account shall be made in the normal form as provided in Section SB.3 of Schedule B unless the Participant waives the normal form of distribution and elects and optional form (described in Section S2.5(c)) and the Participant's spouse (if any) consents to the waiver, as provided in Section SB.3 of Schedule B.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 19 of Amendment No. 2 of 1998 Plan Restatement


         (c)      APPLICATION   OF   PRERETIREMENT   SURVIVOR   ANNUITY   RULES.
A Participant's Savings and Retirement Plan Account is not subject to the Qualified Preretirement Survivor Annuity rules of Section SB.4 of Schedule B insofar as 100% of the Participant's Account balance is payable to his spouse in the event the Participant dies before it is distributed."

8. New Schedule 3, entitled Merger into the Plan of the Washington Equipment Company 401(k) Retirement & Savings Plan, is added to the Plan effective June 1, 2000, to read as follows:

                "COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN

                                   SCHEDULE 3

                           MERGER INTO THE PLAN OF THE

                          WASHINGTON EQUIPMENT COMPANY
                        401(K) RETIREMENT & SAVINGS PLAN

S3.1 DEFINITIONS AND REFERENCES. References to Sections that begin with "S3" are to Sections of this Schedule 3; otherwise references to Sections or Articles are to the Plan document exclusive of this Schedule 3. Capitalized terms used in this Schedule 3 shall have the meaning provided in the Plan document unless a different meaning is expressly given in this Schedule 3. The following terms shall have the following meanings in this Schedule 3:

         (a) "MERGER DATE" means the date on which the WECO Plan is merged into the Plan as determined under this Schedule 3.

         (b) "WECO PLAN" means the Washington Equipment Company 401(k) Retirement & Savings Plan. The WECO Plan was adopted effective January 1, 1992 by execution of a Dearborn Life Insurance Company prototype plan. The WECO Plan was amended from time to time thereafter and was most recently amended and restated effective January 26, 1995. Contributions under the WECO Plan were discontinued effective October 1, 1999.

         (c) "WECO PLAN ACCOUNT" means a participant's account balance under the WECO Plan which is transferred to the Plan as a result of the merger of the WECO Plan into the Plan and all income and loss attributable to such account balance after the merger.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 20 of Amendment No. 2 of 1998 Plan Restatement


         (d) "WECO PLAN PARTICIPANT" means a person who has a WECO Plan Account, regardless of whether such person is otherwise a participant in a qualified plan maintained by an Employer.

S3.2     PURPOSE AND EFFECT OF THIS SCHEDULE 3.

         (a) PURPOSE. The purpose of this Schedule 3 is to provide for the merger of the WECO Plan into the Plan and to provide special rules governing protected distribution options and other matters relating to WECO Plan Participants.

         (b) EFFECT. The provisions of this Schedule 3 shall govern over any inconsistent provision of the Plan document exclusive of this Schedule 3. Except as specifically provided in this Schedule 3, WECO Plan Participants shall be subject to all of the provisions of the Plan document with respect to their WECO Plan Accounts.

S3.3 PARTICIPATION IN PLAN BY WECO PLAN PARTICIPANTS. A WECO Plan Participant shall be a Participant in the Plan on and after the Merger Date so long as he continues to have a WECO Plan Account under the Plan. Active participation in the Plan (eligibility for additional contributions) by a WECO Plan Participant shall be determined under Schedule A and the other provisions of the Plan outside this Schedule 3.

S3.4     MERGER OF THE WECO PLAN INTO THE PLAN.  Effective  as  of  June 1, 2000
(the "Merger Date"), the WECO Plan shall be merged into and become part of the Plan. As of the Merger Date:

         (a) the assets of the WECO Plan shall be transferred to and held by the Trustee as assets of the Plan; and

         (b) the account balances of participants under the WECO Plan shall be converted to Account balances under the Plan subject to the special rules of this Schedule 3.

S3.5  SPECIAL RULES APPLICABLE TO WECO PLAN PARTICIPANTS.

         (a)      ESTABLISHMENT OF WECO PLAN ACCOUNTS.

                  (1) ESTABLISHMENT OF ACCOUNTS. Effective as of the Merger Date, the Thrift Plan Committee shall establish and maintain for each WECO Plan Participant a separate Account under the Plan, designated his "WECO Plan Account", to which shall be credited his account balance transferred from the WECO Plan and all future the earnings thereon.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 21 of Amendment No. 2 of 1998 Plan Restatement


                  (2) SUBACCOUNTS. Each WECO Plan Participant's WECO Plan Account shall be further divided into the following subaccounts (as applicable):

                           (A) The portion of the Account attributable to salary
                  reduction contributions and earnings thereon shall constitute his "WECO Plan Salary Reduction Subaccount." A Participant's WECO Plan Salary Reduction Subaccount shall be fully vested and shall available for borrowing by the Participant in the same manner as his Salary Reduction Contribution Account, as provided under Section 10.4 of the Plan.

                           (B)  The  portion  of  the  Account  attributable  to
                  rollover   contributions   shall  constitute  his  "WECO  Plan
                  Rollover Subaccount" and shall be fully vested.

         (b)      REINVESTMENT OF EXISTING INVESTMENTS.

                  (1) IN GENERAL. A Participant's investments under the WECO Plan as of the Merger Date shall be liquidated and the proceeds therefrom reinvested in Investment Funds available under the Plan as the Participant shall elect in accordance with the election procedures under the Plan. Each subaccount of a Participant's WECO Plan Account shall be invested in the same portions in the same Investment Funds. The liquidation and reinvestment shall be done as soon as practicable as determined the Thrift Plan Committee giving due regard to the avoidance of unnecessary fees and expenses.

                  (2)      DEFAULT ELECTION.   If a  Participant fails to make a
         timely investment election under Section S3.5(b)(1), his WECO Plan Account shall be invested as provided under Section 7.4 of the Plan.

         (c)      PROTECTED DISTRIBUTION OPTIONS

                  (1) WECO PLAN OPTIONS. A Participant who is eligible for distribution of his Accounts pursuant to Article VIII, may elect, in addition to any distribution option available under Article XI of the Plan, the following WECO Plan distribution options:

                           (A)  Option 1 -- A LIFE ANNUITY.    A  Straight  Life
                  Annuity

                           (B) Option 2 -- A LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. A modified single life annuity payable in equal monthly payments during the Participant's life with the provision that, if the Participant does not live to receive

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 22 of Amendment No. 2 of 1998 Plan Restatement


                  the guaranteed number of monthly payments (120 or 240, as elected by the Participant), the balance of such payments shall be made to the Beneficiary designated by him or, if the Beneficiary predeceases him, to his estate.

                           (C) Option 3 -- JOINT AND 100% SURVIVOR ANNUITY. A joint and survivor annuity payable in equal monthly payments during the Participant's life, with a survivor annuity payable in equal monthly payments after the Participant's death to the contingent annuitant designated by the Participant during the contingent annuitant's lifetime. The monthly payments to the contingent annuitant shall equal 100% of the monthly payments made to the Participant.

                           (D) Option 4 -- JOINT AND 100% SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. A joint and survivor annuity similar to Option 3 but with the provision that, if both the Participant and the contingent annuitant die before a guaranteed number of monthly payments (120 or 240, as elected by the Participant) are paid, the balance of such payments shall be made to the Beneficiary designated by the survivor of the Participant and contingent annuitant or, if the Beneficiary predeceases such survivor, to the survivor's estate.

                  (2) RULES APPLICABLE TO WECO PLAN OPTIONS. The following rules apply with respect to WECO Plan Options, in addition to all other rules under the Plan that are not inconsistent with this Section S3.5(c)(2):

                           (A) Any WECO Plan Option elected under Section S3.5(c)(1) shall apply with respect to the Participant's entire WECO Plan Account.

                           (B) If the Participant elects a life annuity form of WECO Plan Option (Options 1, 2, 3 or 4), the Participant's WECO Plan Account shall thereafter be subject to the annuity rules of Section S3.6.

                           (C) Any WECO Plan life annuity option shall be provided in the form of a non-transferable annuity purchased by the Plan from an insurance company licensed to conduct business in New York, selected by the Benefits Administrative Board, with the balance of the Participant's WECO Plan Account.

         (d)      BENEFICIARY  DESIGNATIONS.   Death  beneficiary   designations
                  filed with respect to the Plan shall apply to all of the Participant's Accounts (including his WECO Plan Account) until

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 23 of Amendment No. 2 of 1998 Plan Restatement


                  a new designation is filed with the Thrift Plan Committee pursuant to Section 8.3, but shall be subject to the spousal consent requirements of Section 8.3(b).

S3.6     ANNUITY RULES.

         (a) PARTICIPANTS SUBJECT TO THE RULES. This Section S3.6 shall be applicable with respect to any distribution from a Participant's WECO Plan Account if the Participant's entire Account balance (including his WECO Plan
Account and any other account under the Plan) exceeds $5,000. Notwithstanding the foregoing, this Section shall be applicable ONLY IF the Participant elects or has previously elected a life annuity form of distribution from his WECO Plan Account.

         (b)      APPLICATION  OF  JOINT AND  SURVIVOR  ANNUITY  RULES.  If this
Section S3.6 is applicable, any distribution of a Participant's WECO Plan Account shall be made in the normal form as provided in Section SB.3 of Schedule B unless the Participant waives the normal form of distribution and elects and optional form (described in Section S3.5(c)) and the Participant's spouse (if any) consents to the waiver, as provided in Section SB.3 of Schedule B.

         (c) APPLICATION OF PRERETIREMENT SURVIVOR ANNUITY RULES. A Participant's WECO Plan Account is not subject to the Qualified Preretirement Survivor Annuity rules of Section SB.4 of Schedule B insofar as 100% of the Participant's Account balance is payable to his spouse in the event the Participant dies before it is distributed."

9. New Schedule 4, entitled "Merger into the Plan of the Automatic Systems, Inc. 401(k) Savings Plan", is added to the Plan effective June 1, 2000, to read as follows:

                "COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN

                                   SCHEDULE 4

                           MERGER INTO THE PLAN OF THE

                             AUTOMATIC SYSTEMS, INC.
                               401(K) SAVINGS PLAN

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 24 of Amendment No. 2 of 1998 Plan Restatement


S4.1 DEFINITIONS AND REFERENCES. References to Sections that begin with "S4" are to Sections of this Schedule 4; otherwise references to Sections or Articles are to the Plan document exclusive of this Schedule 4. Capitalized terms used in this Schedule 4 shall have the meaning provided in the Plan document unless a different meaning is expressly given in this Schedule 4. The following terms shall have the following meanings in this Schedule 4:

         (a) "MERGER DATE" means the date on which the ASI Plan is merged into the Plan as determined under this Schedule 4.

         (a) "ASI PLAN" means the Automatic Systems, Inc. 401(k) Savings Plan. The ASI Plan was adopted effective January 1, 1980 by execution of a Principal Group individually designed plan. The ASI Plan was amended from time to time thereafter and was most recently amended and restated on April 28, 1995. Contributions under the ASI Plan were discontinued effective March 31, 1999.

         (b) "ASI PLAN ACCOUNT" means a participant's account balance under the ASI Plan which is transferred to the Plan as a result of the merger of the ASI Plan into the Plan and all income and loss attributable to such account balance after the merger.

         (c)      "ASI PLAN  PARTICIPANT"   means a  person who  has a ASI  Plan
Account, regardless of whether such person is otherwise a participant in a qualified plan maintained by an Employer.

S4.2     PURPOSE AND EFFECT OF THIS SCHEDULE 4.

         (a) PURPOSE. The purpose of this Schedule 4 is to provide for the merger of the ASI Plan into the Plan and to provide special rules governing protected distribution options and other matters relating to ASI Plan Participants.

         (b) EFFECT. The provisions of this Schedule 4 shall govern over any inconsistent provision of the Plan document exclusive of this Schedule 4. Except as specifically provided in this Schedule 4, ASI Plan Participants shall be subject to all of the provisions of the Plan document with respect to their ASI Plan Accounts.

S4.4 PARTICIPATION IN PLAN BY ASI PLAN PARTICIPANTS. A ASI Plan Participant shall be a Participant in the Plan on and after the Merger Date so long as he continues to have a ASI Plan Account under the Plan. Active participation in the Plan (eligibility for additional contributions) by a ASI Plan Participant shall be determined under Schedule A and the other provisions of the Plan outside this
Schedule 4.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 25 of Amendment No. 2 of 1998 Plan Restatement



S4.4 MERGER OF THE ASI PLAN INTO THE PLAN. Effective on the date determined in writing by the Thrift Plan Committee which shall be on or after June 1, 2000 (the "Merger Date"), the ASI Plan shall be merged into and become part of the Plan. As of the Merger Date:

         (a) the assets of the ASI Plan shall be transferred to and held by the Trustee as assets of the Plan; and

         (b) the account balances of participants under the ASI Plan shall be converted to Account balances under the Plan subject to the special rules of this Schedule 4.

S4.5     SPECIAL RULES APPLICABLE TO ASI PLAN PARTICIPANTS.

         (a)      ESTABLISHMENT OF ASI PLAN ACCOUNTS.

                  (1) ESTABLISHMENT OF ACCOUNTS. Effective as of the Merger Date, the Thrift Plan Committee shall establish and maintain for each ASI Plan Participant a separate Account under the Plan, designated his "ASI Plan Account", to which shall be credited his account balance transferred from the ASI Plan and all future the earnings thereon.

                  (2) SUBACCOUNTS. Each ASI Plan Participant's ASI Plan Account shall be further divided into the following subaccounts (as applicable):

                           (A) The portion of the Account attributable to salary reduction contributions and earnings thereon shall constitute his "ASI Plan Salary Reduction Subaccount." A Participant's ASI Plan Salary Reduction Subaccount shall be fully vested and shall available for borrowing by the Participant in the same manner as his Salary Reduction Contribution Account, as provided under Section 10.4 of the Plan.

                           (B) The portion of the Account attributable to matching contributions shall constitute his "ASI Plan Matching Contribution Subaccount" and shall vest in accordance with the terms of the Plan outside this Schedule 4 but in all events shall vest as rapidly as under the terms of the ASI Plan on the Merger Date.

                           (C) The portion of the Account attributable to rollover contributions shall constitute his "ASI Plan Rollover Subaccount" and shall be fully vested.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 26 of Amendment No. 2 of 1998 Plan Restatement


         (b)      REINVESTMENT OF EXISTING INVESTMENTS.

                  (1) IN GENERAL. A Participant's investments under the ASI Plan as of the Merger Date shall be liquidated and the proceeds therefrom reinvested in Investment Funds available under the Plan as the Participant shall elect in accordance with the election procedures under the Plan. Each subaccount of a Participant's ASI Plan Account shall be invested in the same portions in the same Investment Funds. The liquidation and reinvestment shall be done as soon as practicable as determined the Thrift Plan Committee giving due regard to the avoidance of unnecessary fees and expenses.


                  (2) DEFAULT ELECTION. If a Participant fails to make a timely investment election under Section S4.5(b)(1), his ASI Plan Account shall be invested as provided under Section 7.4 of the Plan.

         (c)      PROTECTED DISTRIBUTION OPTIONS

                  (1) ASI PLAN OPTIONS. A Participant who is eligible for distribution of his Accounts pursuant to Article VIII, may elect, in addition to any distribution option available under Article XI of the Plan, the following ASI Plan distribution options:

                           (A)  Option 1 -- A LIFE ANNUITY.    A  Straight  Life
                  Annuity

                           (B) Option 2 -- A LIFE ANNUITY WITH 5, 10 OR 15 YEARS GUARANTEED. A modified single life annuity payable in equal monthly payments during the Participant's life with the provision that, if the Participant does not live to receive the guaranteed number of monthly payments (60, 120 or 180, as elected by the Participant), the balance of such payments shall be made to the Beneficiary designated by him or, if the Beneficiary predeceases him, to his estate.

                           (C) Option 3 -- SINGLE LIFE ANNUITY WITH INSTALLMENT REFUND. A modified single life annuity payable in equal monthly payments during the Participant's life with the provision that, if the Participant dies after the Annuity Starting Date and before monthly payments to him total the annuity premium, then monthly payments will continue to the Beneficiary designated by the Participant until the total of monthly payments made equal the annuity premium.

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 27 of Amendment No. 2 of 1998 Plan Restatement


                           (D)  Option  4 --  JOINT  AND  50%,  66-2/3%  OR 100%
                  SURVIVOR ANNUITY. A joint and survivor annuity payable in equal monthly payments during the Participant's life, with a survivor annuity payable in equal monthly payments after the Participant's death to the contingent annuitant designated by the Participant during the contingent annuitant's lifetime. The monthly payments to the contingent annuitant shall equal 50%, 66-2/3% or 100% (as elected by the Participant) of the monthly payments made to the Participant.

                           (E) Option 5 -- INSTALLMENTS. Distribution of the Participant's Accounts will be made in approximately equal monthly installments over a period certain that is not less than 60 months nor more than the life expectancy of the Participant, or the combined life expectancy of the Participant and his designated Beneficiary (where the life expectancy is determined at the commencement of distributions and is not redetermined thereafter). The Participant must elect the period certain over which installments are paid.

                  (2) RULES APPLICABLE TO ASI PLAN OPTIONS. The following rules apply with respect to ASI Plan Options, in addition to all other rules under the Plan that are not inconsistent with this Section S4.5(c)(2):

                           (A)  Any  ASI  Plan  Option   elected  under  Section
                  S4.5(c)(1) shall apply with respect to the Participant's entire ASI Plan Account.

                           (B) If the Participant elects a life annuity form of ASI Plan Option (Options 1, 2, 3 or 4), the Participant's ASI Plan Account shall thereafter be subject to the annuity rules of Section S4.6.

                           (C) Any ASI Plan life annuity option shall be provided in the form of a non-transferable annuity purchased by the Plan from an insurance company licensed to conduct business in New York, selected by the Benefits Administrative Board, with the balance of the Participant's ASI Plan Account.

         (d) BENEFICIARY DESIGNATIONS. Death beneficiary designations filed with respect to the Plan shall apply to all of the Participant's Accounts
(including his ASI Plan Account) until a new designation is filed with the Thrift Plan Committee pursuant to Section 8.4, but shall be subject to the spousal consent requirements of Section 8.4(b).

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 28 of Amendment No. 2 of 1998 Plan Restatement


S4.6     ANNUITY RULES.

         (a) PARTICIPANTS SUBJECT TO THE RULES. This Section S4.6 shall be applicable with respect to any distribution from a Participant's ASI Plan Account if the Participant's entire Account balance (including his ASI Plan Account and any other account under the Plan) exceeds $5,000. Notwithstanding the foregoing, this Section shall be applicable ONLY IF the Participant elects or has previously elected a life annuity form of distribution from his ASI Plan Account.

         (b) APPLICATION OF JOINT AND SURVIVOR ANNUITY RULES. If this Section S4.6 is applicable, any distribution of a Participant's ASI Plan Account shall be made in the normal form as provided in Section SB.3 of Schedule B unless the Participant waives the normal form of distribution and elects and optional form (described in Section S4.5(c)) and the Participant's spouse (if any) consents to the waiver, as provided in Section SB.3 of Schedule B.

         (c) APPLICATION OF PRERETIREMENT SURVIVOR ANNUITY RULES. A Participant's ASI Plan Account is not subject to the Qualified Preretirement Survivor Annuity rules of Section SB.4 of Schedule B insofar as 100% of the Participant's Account balance is payable to his spouse in the event the Participant dies before it is distributed."

10. New Schedule 5, entitled "Merger into the Plan of the Gaffey, Inc. 401(k) Profit Sharing Plan", is added to the Plan effective June 1, 2000, to read as follows:

                "COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN

                                   SCHEDULE 5

                           MERGER INTO THE PLAN OF THE

                     GAFFEY, INC. 401(K) PROFIT SHARING PLAN

S5.1 DEFINITIONS AND REFERENCES. References to Sections that begin with "S5" are to Sections of this Schedule 5; otherwise references to Sections or Articles are to the Plan document exclusive of this Schedule 5. Capitalized terms used in this Schedule 5 shall have the meaning provided in the Plan document unless a different meaning is expressly given in this Schedule 5. The following terms shall have the following meanings in this Schedule 5:

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 29 of Amendment No. 2 of 1998 Plan Restatement


         (a) "MERGER DATE" means the date on which the Gaffey Plan is merged into the Plan as determined under this Schedule 5.

         (b) "GAFFEY PLAN" means the Gaffey, Inc. 401(k) Profit Sharing Plan. The Gaffey Plan was adopted effective October 1, 1990 by execution of a Merrill Lynch prototype plan. The Gaffey Plan was amended from time to time thereafter and was most recently amended and restated on September 29, 1994. Contributions under the Gaffey Plan were discontinued effective January 1, 2000.

         (c) "GAFFEY PLAN ACCOUNT" means a participant's account balance under the Gaffey Plan which is transferred to the Plan as a result of the merger of the Gaffey Plan into the Plan and all income and loss attributable to such account balance after the merger.

         (d) "GAFFEY PLAN PARTICIPANT" means a person who has a Gaffey Plan Account, regardless of whether such person is otherwise a participant in a qualified plan maintained by an Employer.

S5.2     PURPOSE AND EFFECT OF THIS SCHEDULE 5.

         (a) PURPOSE. The purpose of this Schedule 5 is to provide for the merger of the Gaffey Plan into the Plan and to provide special rules governing protected distribution options and other matters relating to Gaffey Plan Participants.

         (b) EFFECT. The provisions of this Schedule 5 shall govern over any inconsistent provision of the Plan document exclusive of this Schedule 5. Except as specifically provided in this Schedule 5, Gaffey Plan Participants shall be subject to all of the provisions of the Plan document with respect to their Gaffey Plan Accounts.

S5.5 PARTICIPATION IN PLAN BY GAFFEY PLAN PARTICIPANTS. A Gaffey Plan Participant shall be a Participant in the Plan on and after the Merger Date so long as he continues to have a Gaffey Plan Account under the Plan. Active participation in the Plan (eligibility for additional contributions) by a Gaffey Plan Participant shall be determined under Schedule A and the other provisions of the Plan outside this Schedule 5.

S5.5 MERGER OF THE GAFFEY PLAN INTO THE PLAN. Effective on the date determined in writing by the Thrift Plan Committee which shall be on or after June 1, 2000 (the "Merger Date"), the Gaffey Plan shall be merged into and become part of the Plan. As of the Merger Date:

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 30 of Amendment No. 2 of 1998 Plan Restatement


         (a) the assets of the Gaffey Plan shall be transferred to and held by the Trustee as assets of the Plan; and

         (b) the account balances of participants under the Gaffey Plan shall be converted to Account balances under the Plan subject to the special rules of this Schedule 5.

S5.5     SPECIAL RULES APPLICABLE TO GAFFEY PLAN PARTICIPANTS.

         (a)      ESTABLISHMENT OF GAFFEY PLAN ACCOUNTS.

                  (1) ESTABLISHMENT OF ACCOUNTS. Effective as of the Merger Date, the Thrift Plan Committee shall establish and maintain for each Gaffey Plan Participant a separate Account under the Plan, designated his "Gaffey Plan Account", to which shall be credited his account balance transferred from the Gaffey Plan and all future the earnings thereon.

                  (2) SUBACCOUNTS. Each Gaffey Plan Participant's Gaffey Plan Account shall be further divided into the following subaccounts (as applicable):

                           (A) The portion of the Account attributable to salary reduction contributions and earnings thereon shall constitute his "Gaffey Plan Salary Reduction Subaccount." A Participant's Gaffey Plan Salary Reduction Subaccount shall be fully vested and shall available for borrowing by the Participant in the same manner as his Salary Reduction Contribution Account, as provided under Section 10.5 of the Plan.

                           (B) The portion of the Account attributable to profit sharing contributions shall constitute his "Gaffey Plan Matching Contribution Subaccount" and shall vest in accordance with the terms of the Plan outside this Schedule 5 but in all events shall vest as rapidly as under the terms of the Gaffey Plan on the Merger Date.

                           (C) The portion of the Account attributable to rollover contributions shall constitute his "Gaffey Plan Rollover Subaccount" and shall be fully vested.

         (b)      REINVESTMENT OF EXISTING INVESTMENTS.

                  (1) IN GENERAL. A Participant's investments under the Gaffey Plan as of the Merger Date shall be liquidated and the proceeds there from reinvested in Investment Funds available under the Plan as

                                Columbus McKinnon Corporation Thrift 401(k) Plan
                             Page 31 of Amendment No. 2 of 1998 Plan Restatement


         the Participant shall elect in accordance with the election procedures under the Plan. Each subaccount of a Participant's Gaffey Plan Account shall be invested in the same portions in the same Investment Funds. The liquidation and reinvestment shall be done as soon as practicable as determined the Thrift Plan Committee giving due regard to the avoidance of unnecessary fees and expenses.

                  (2)      DEFAULT ELECTION.   If a  Participant fails to make a
         timely investment election under Section S5.5(b)(1), his Gaffey Plan Account shall be invested as provided under Section 7.5 of the Plan.

         (c) BENEFICIARY DESIGNATIONS. Death beneficiary designations filed with respect to the Plan shall apply to all of the Participant's Accounts (including his Gaffey Plan Account) until a new designation is filed with the Thrift Plan Committee pursuant to Section 8.5, but shall be subject to the spousal consent requirements of Section 8.5(b)."

         IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 1st day of June, 2000.


                                         COLUMBUS McKINNON CORPORATION

                                         By    /s/ R. L. Montgomery
                                               ------------------------

                                         Title Executive Vice President
                                               ------------------------